SCHEDULE OF RECONCILIATION OF EFFECTIVE TAX RATE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Pretax loss	$ 4,516	$ 8,639
Federal tax rate	21.00%	21.00%
Income tax benefit computed at the ordinary tax rate	$ (948)	$ (1,814)
Non-deductible expenses	2	1
Stock-based compensation	96	1,559
Fair value adjustments	246	41
Tax in respect of differences in corporate tax rates	(6)	(1)
Change in valuation allowance	610	214
Total Income tax